Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report of Guanwei Recycling Corp. (the “Registrant”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Yang Feng, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended,  and;

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: March 31, 2011

/s/ Yang Feng
Yang Feng,
Chief Financial Officer